UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

CANDEL THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40629	52-2214851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick St Suite 450
Needham, Massachusetts		02494
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 916-5445

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CADL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 19, 2026, Candel Therapeutics, Inc. (the “Company”) announced its entry into a purchase and sale agreement (the “Purchase Agreement”) with funds managed by RTW Investments, LP (the “Purchaser”). Under the terms of the Purchase Agreement, the Purchaser has agreed to pay the Company $100 million (the “Purchase Price”) upon the marketing approval of the Company’s product referred to as CAN-2409 (aglatimagene besadenovec) (the “Product”) for the treatment of intermediate-risk and high-risk localized prostate cancer by the U.S. Food and Drug Administration (the “FDA Approval”) in exchange for a tiered royalty on future net sales of the Product in the United States. The Purchaser will be entitled to a 4.67% royalty on the portion of annual net sales in the United States that is less than or equal to $1 billion, and a 1.33% royalty on the portion of annual net sales in the United States, exceeding $1 billion. The 4.67% tier will increase to 6.67% if annual net sales do not achieve certain specified levels (the “Ratchet”), subject to a cure opportunity by the Company (provided that such Ratchet and cure opportunity may each subsequently occur more than once).

The royalty payments become payable following the first commercial sale of the Product in the United States and end upon the Purchaser’s receipt of $250 million in royalty payments (the “Royalty Cap”). If the Company undergoes a change of control (as defined in the Purchase Agreement) with, or sells the Product and all of the Product rights to, a third party, the Purchase Agreement provides the Company and the Purchaser with an option for the Company to pay certain specified amounts to terminate the Purchase Agreement, depending upon the timing for such transaction, up to the Royalty Cap (the “Buy-Out Option”). If either party exercises the Buy-Out Option, the Purchase Agreement will automatically terminate upon payment of the specified amount.

The transaction is subject to certain closing conditions, including that FDA Approval must occur by a specified date, conditions related to the Company’s indebtedness and other customary closing conditions. The Purchase Agreement also contains customary representations, warranties and indemnities on the part of the Company and the Purchaser and customary covenants on the part of the Company, including around the Company’s indebtedness as well as licensing and other activities related to the Product and Product rights.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be included as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025 to be filed with the Securities and Exchange Commission.

Item 2.02. Results of Operations and Financial Condition.

The information contained in Item 8.01 of this Current Report on Form 8-K (this “Current Report”), to the extent required, is incorporated into this Item 2.02 by reference.

Item 7.01. Regulation FD Disclosure.

On February 19, 2026, the Company issued a press release announcing the Purchase Agreement described above. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company is providing the following information about its preliminary cash and cash equivalents as of December 31, 2025.

Based upon preliminary estimates and currently available information, the Company estimates that its cash and cash equivalents were approximately $119.7 million as of December 31, 2025. This amount is unaudited and preliminary and is subject to completion of the Company’s financial closing procedures. As a result, this amount may differ from the amount that will be reflected in the Company’s consolidated financial statements as of and for the year ended December 31, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated February 19, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report. These forward-looking statements involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, operations and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such statements include, but are not limited to, statements related to the Company’s expectations with respect to the description of the Purchase Agreement and the transactions contemplated thereby, and with respect to the Company’s financial results. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the Company’s ability to satisfy the conditions to closing in the Purchase Agreement. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Candel Therapeutics, Inc.

Date:	February 19, 2026	By:	/s/ Paul Peter Tak
Paul Peter Tak, M.D., Ph.D., FMedSci President and Chief Executive Officer